UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-1940

Smith Barney Appreciation Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

APPRECIATION FUND INC.

CLASSIC SERIES   |   SEMI-ANNUAL REPORT   |   JUNE 30, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

HERSH COHEN

PORTFOLIO MANAGER

SCOTT K. GLASSER

PORTFOLIO MANAGER

Classic Series

Semi-Annual Report  •  June 30, 2004

SMITH BARNEY

APPRECIATION FUND INC.

HERSH COHEN

Hersh Cohen has more than 35 years of securities business experience.

Education: BA from Case Western Reserve University; Ph.D. in Psychology from Tufts University

SCOTT K. GLASSER

Scott Glasser has more than 11 years of securities business experience and has been working with the Fund since 1995.

Education: BA from Middlebury College; MBA in Finance from Pennsylvania State University

FUND OBJECTIVE

The fund seeks long-term appreciation of shareholders’ capital by investing primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies.

FUND FACTS

FUND INCEPTION

_________________________________

March 10, 1970

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

After a torrid second half of 2003, the equity markets took a breather in the first half of this year. Markets typically abhor uncertainty, so as the year progressed, investors grew increasingly lethargic amid questions over Iraq, global terrorism, a rise in oil prices, interest rates, inflation, and the presidential election. The good news — solid corporate earnings, the improving economy, renewed job growth, and the still low level of interest rates — largely was ignored. As a result, stock market returns for the first six months of 2004 generally were modest, as opposed to the strong, double-digit gains late last year.

As was the case in 2003, small- and mid-capitalization stocks generally outperformed their larger brethren in the first half of this year. Value- and growth-oriented stocks frequently traded short-term performance leadership during the past six months, but value stocks slightly outperformed growth stocks over the full six-month period. The performance of foreign stock markets in the first half largely was in-line with that of the broad U.S. market.

Stocks continued to outpace bonds in the first half of the year. Bonds generally suffered, particularly during the spring, due to heightened worries about resurgent inflation, rising rates, and anticipation that the Federal Reserve Bank (“Fed”) would begin to raise key short-term rates after a long accommodative stance on monetary policy. Indeed, the Fed edged up its federal funds target ratei at the end of June to 1.25%. Over the six-month period, bonds generally experienced slightly negative returns.

After a sharp drop early in the year, by the end of the period the U.S. Consumer Confidence Indexii rose to levels not seen since June of 2002. The domestic unemployment rate held steady for the six-month period, but the rate of job growth slowed following a strong increase in the first three months of the year. Real (inflation-adjusted) gross domestic product (GDP)iii increased at an annual rate of 3.9% in the first fiscal quarter of 2004, the most recent figure available at the close of the period, down slightly from the 4.1% increase in the last quarter of 2003.iv

Performance Review

We are pleased to note that the Smith Barney Appreciation Fund was again named to the prestigious “MONEY 100” list of mutual funds by “MONEY Magazine.”v

Within this environment, the fund performed as follows: For the six months ended June 30, 2004, Class A shares of the Smith Barney Appreciation Fund Inc., excluding sales charges, returned 3.26%. These shares slightly underperformed the fund’s unmanaged benchmark, the S&P 500 Index,vi which returned 3.44% for the same period. However, they outperformed the fund’s Lipper large-cap core funds category average, which returned 2.03% for the same period.1

On an absolute basis, the sectors that contributed the most to performance during the period were energy, consumer staples and health care, while the sectors that detracted the most from performance were materials, consumer discretionary and information technology.

In terms of individual stock holdings, the biggest contributors to fund performance were biotechnology company Biogen Idec Inc. in health care, Berkshire Hathaway Inc. in financials, and PepsiCo, Inc. in consumer staples.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2004, calculated among the 1,012 funds in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

1        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

PERFORMANCE SNAPSHOT

AS OF JUNE 30, 2004

(excluding sales charges)

6 Months

Appreciation Fund – Class A Shares	3.26%

S&P 500 Index	3.44%

Lipper Large-Cap Core Funds Category Average	2.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 2.88%, Class C shares returned 2.88% and Class Y shares returned 3.42% over the six months ended June 30, 2004.

The biggest detractors from performance during the period were semiconductor producer Intel Corp., media conglomerate Viacom Inc. and cable TV operator Comcast Corp.

Portfolio Update

At the close of the period, the fund’s top ten holdings were Berkshire Hathaway Inc., Microsoft Corp., General Electric Co., Pfizer Inc., 3M Co., EnCana Corp., St. Paul Travelers Companies Inc., Wells Fargo & Co., Exxon Mobil Corp. and Johnson & Johnson. The top ten holdings represented over 30% of the fund’s assets at the end of June. The fund held approximately 84% of its assets in U.S. equities, more than 8% in non-U.S. equities and nearly 7% in cash or cash equivalents.

Special Shareholder Notice

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. Citigroup is cooperating with the SEC and will seek to resolve

2        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 20, 2004

RISKS: Keep in mind, stock prices are subject to market fluctuations. The fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Portfolio holdings and breakdowns are as of June 30, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings as of this date were: Berkshire Hathaway Inc., Class A Shares (6.49%), Microsoft Corp. (3.56%), General Electric Co. (2.88%), Pfizer Inc. (2.87%), 3M Co. (2.48%), Encana Corp. (2.31%), The St. Paul Travelers Cos., Inc. (2.17%), Wells Fargo & Co. (2.04%), Exxon Mobil Corp. (1.98%), Johnson & Johnson (1.69%). Please refer to pages 4 through 8 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings as of June 30, 2004 were: Financials (19.21%); Industrials (15.06%); Consumer Discretionary (12.16%); Information Technology (10.74%); Consumer Staples (9.06%). The fund’s portfolio composition is subject to change at any time.

[i]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
ii	Source: June 2004 Consumer Confidence Index, The Conference Board.
iii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
iv	Source: Bureau of Economic Analysis, U.S. Department of Commerce, June 25, 2004.
[v]	Source: MONEY Magazine, August 2004. All data is as of May 28, 2004. Please note, this rating does not necessarily imply that the fund achieved positive returns for the period.
vi	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

3        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited)	June 30, 2004

SHARES	SECURITY	VALUE
COMMON STOCK — 92.9%
COMMINGLED FUND — 1.1%
6,000,000	iShares MSCI Japan Index Fund	$63,720,000

CONSUMER DISCRETIONARY — 12.2%
Hotels, Restaurants & Leisure — 0.6%
1,208,700	Fairmont Hotels & Resorts Inc.	32,574,465

Household Durables — 0.4%
300,000	Whirlpool Corp.	20,580,000

Internet & Catalog Retail — 0.6%
1,150,000	InterActiveCorp†	34,661,000

Media — 8.7%
1,900,000	Comcast Corp., Special Class A Shares†	52,459,000
800,000	Gannett Co., Inc.	67,880,000
3,000,000	Liberty Media Corp., Series A Shares†	26,970,000
150,000	Liberty Media International, Inc.†	5,565,000
800,000	Meredith Corp.	43,968,000
1,250,000	SBS Broadcasting SA†	38,387,500
1,200,000	Shaw Communications Inc., Class B Shares	20,172,000
5,000,000	Time Warner Inc.†	87,900,000
700,000	Tribune Co.	31,878,000
1,000,000	Viacom Inc., Class B Shares	35,720,000
3,000,000	The Walt Disney Co.	76,470,000

		487,369,500

Multiline Retail — 1.7%
1,000,000	Costco Wholesale Corp.†	41,070,000
1,000,000	Wal-Mart Stores, Inc.	52,760,000

		93,830,000

Specialty Retail — 0.2%
400,000	The Home Depot, Inc.	14,080,000

	TOTAL CONSUMER DISCRETIONARY	683,094,965

CONSUMER STAPLES — 9.1%
Beverages — 2.0%
600,000	The Coca-Cola Co.	30,288,000
1,500,000	PepsiCo, Inc.	80,820,000

		111,108,000

Food & Drug Retailing — 0.8%
1,200,000	Walgreen Co.	43,452,000

Food Products — 3.1%
1,500,000	Archer-Daniels-Midland Co.	25,170,000
700,000	General Mills, Inc.	33,271,000
800,000	H.J. Heinz Co.	31,360,000
700,000	Hershey Foods Corp.	32,389,000
800,000	Wm. Wrigley Jr. Co.	50,440,000

		172,630,000

See Notes to Financial Statements.

4        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2004

SHARES	SECURITY	VALUE
Household Products — 2.1%
800,000	Kimberly-Clark Corp.	$52,704,000
1,200,000	The Procter & Gamble Co.	65,328,000

		118,032,000

Personal Products — 1.1%
1,500,000	The Gillette Co.	63,600,000

	TOTAL CONSUMER STAPLES	508,822,000

ENERGY — 8.6%
Energy Equipment & Services — 2.0%
1,275,000	ENSCO International Inc.	37,102,500
700,000	GlobalSantaFe Corp.	18,550,000
900,000	Schlumberger Ltd.	57,159,000

		112,811,500

Oil & Gas — 6.6%
1,500,000	BP PLC, Sponsored ADR	80,355,000
800,000	Canadian Natural Resources Ltd.	23,920,000
3,000,000	Encana Corp.	129,480,000
2,500,000	Exxon Mobil Corp.	111,025,000
800,000	Suncor Energy, Inc.	20,488,000

		365,268,000

	TOTAL ENERGY	478,079,500

FINANCIALS — 19.3%
Banks — 5.1%
700,000	Bank One Corp.	35,700,000
450,000	Brookline Bancorp, Inc.	6,601,500
500,000	Comerica Inc.	27,440,000
700,000	Fifth Third Bancorp	37,646,000
250,000	M&T Bank Corp.	21,825,000
1,000,000	U.S. Bancorp	27,560,000
400,000	Washington Mutual, Inc.	15,456,000
2,000,000	Wells Fargo & Co.	114,460,000

		286,688,500

Diversified Financials — 1.3%
200,000	The Goldman Sachs Group, Inc.	18,832,000
1,000,000	Merrill Lynch & Co., Inc.	53,980,000

		72,812,000

Insurance — 10.9%
1,000,000	American International Group, Inc.	71,280,000
4,100	Berkshire Hathaway Inc., Class A Shares†	364,695,000
200,000	The Chubb Corp.	13,636,000
300,000	Lincoln National Corp.	14,175,000
1,000,000	Old Republic International Corp.	23,720,000
3,000,000	The St. Paul Travelers Cos., Inc.	121,620,000

		609,126,000

Real Estate — 2.0%
1,200,000	Forest City Enterprises, Inc.	63,600,000
1,000,000	The St. Joe Co.	39,700,000

See Notes to Financial Statements.

5        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2004

SHARES	SECURITY	VALUE
Real Estate — 2.0% (continued)
200,000	Tejon Ranch Co.†	$6,960,000

		110,260,000

	TOTAL FINANCIALS	1,078,886,500

HEALTHCARE — 8.6%
Biotechnology — 2.2%
1,200,000	Amgen Inc.†	65,484,000
700,000	Biogen Idec Inc.†	44,275,000
300,000	Encysive Pharmaceuticals Inc.†	2,550,000
200,000	Genentech, Inc.†	11,240,000
200,000	Vicuron Pharmaceuticals Inc.†	2,512,000

		126,061,000

Healthcare Equipment & Supplies — 0.4%
400,000	C.R. Bard, Inc.	22,660,000

Pharmaceuticals — 6.0%
400,000	Eli Lilly and Co.	27,964,000
1,700,000	Johnson & Johnson	94,690,000
1,000,000	Merck & Co., Inc.	47,500,000
4,700,000	Pfizer Inc.	161,116,000
100,000	Watson Pharmaceuticals, Inc.†	2,690,000

		333,960,000

	TOTAL HEALTHCARE	482,681,000

INDUSTRIALS — 15.1%
Aerospace & Defense — 2.3%
600,000	Lockheed Martin Corp.	31,248,000
1,200,000	Raytheon Co.	42,924,000
600,000	United Technologies Corp.	54,888,000

		129,060,000

Building Products — 1.0%
200,000	American Standard Cos. Inc.†	8,062,000
1,500,000	Masco Corp.	46,770,000

		54,832,000

Commercial Services & Supplies — 2.2%
600,000	Automatic Data Processing Inc.	25,128,000
450,000	Avery Dennison Corp.	28,804,500
300,000	Hudson Highland Group, Inc.†	9,198,000
2,000,000	Waste Management, Inc.	61,300,000

		124,430,500

Electrical Equipment — 0.7%
1,500,000	American Power Conversion Corp.†	29,475,000
400,000	Molex Inc., Class A Shares	10,912,000

		40,387,000

Industrial Conglomerates — 6.6%
1,550,000	3M Co.	139,515,500
5,000,000	General Electric Co.	162,000,000
900,000	Honeywell International Inc.	32,967,000

See Notes to Financial Statements.

6        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2004

SHARES	SECURITY	VALUE
Industrial Conglomerates — 6.6% (continued)
1,100,000	Tyco International Ltd.	$36,454,000

		370,936,500

Machinery — 0.5%
400,000	Deere & Co.	28,056,000

Road & Rail — 1.8%
1,150,000	Burlington Northern Santa Fe Corp.	40,330,500
400,000	Canadian Pacific Railway, Ltd.	9,852,000
1,231,033	Florida East Coast Industries, Inc.	47,579,425

		97,761,925

	TOTAL INDUSTRIALS	845,463,925

INFORMATION TECHNOLOGY — 10.8%
Communications Equipment — 1.6%
1,300,000	Cisco Systems, Inc.†	30,810,000
5,500,000	Lucent Technologies Inc.†	20,790,000
2,000,000	Motorola, Inc.	36,500,000

		88,100,000

Computers & Peripherals — 1.6%
1,700,000	EMC Corp.†	19,380,000
700,000	International Business Machines Corp.	61,705,000
350,000	Network Appliance, Inc.†	7,535,500

		88,620,500

Electronic Equipment & Instruments — 1.7%
1,200,000	Agilent Technologies, Inc.†	35,136,000
600,000	Mettler-Toledo International Inc.†	29,484,000
2,500,000	Solectron Corp.†	16,175,000
800,000	Vishay Intertechnology, Inc.†	14,864,000

		95,659,000

Semiconductor Equipment & Products — 1.9%
6,000,000	Agere Systems Inc., Class A Shares†	13,800,000
1,500,000	Cirrus Logic, Inc.†	9,015,000
2,200,000	Intel Corp.	60,720,000
1,000,000	LSI Logic Corp.†	7,620,000
600,000	Texas Instruments Inc.	14,508,000

`		105,663,000

Software — 4.0%
7,000,000	Microsoft Corp.	199,920,000
1,000,000	ScanSoft, Inc.†	4,950,000
1,124,000	Sybase, Inc.†	20,232,000

		225,102,000

	TOTAL INFORMATION TECHNOLOGY	603,144,500

MATERIALS — 6.1%
Chemicals — 3.3%
1,300,000	The Dow Chemical Co.	52,910,000
1,500,000	E.I. du Pont de Nemours & Co.	66,630,000
1,000,000	PPG Industries, Inc.	62,490,000

		182,030,000

See Notes to Financial Statements.

7        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2004

SHARES	SECURITY	VALUE
Metals & Mining — 2.0%
1,000,000	Alcoa Inc.	$33,030,000
400,000	Freeport-McMoRan Copper & Gold, Inc., Class B Shares	13,260,000
1,000,000	Newmont Mining Corp.	38,760,000
300,000	Rio Tinto Plc, Sponsored ADR	29,415,000

		114,465,000

Paper & Forest Products — 0.8%
700,000	Weyerhaeuser Co.	44,184,000

	TOTAL MATERIALS	340,679,000

TELECOMMUNICATION SERVICES — 0.4%
Diversified Telecommunication Services — 0.4%
600,000	Verizon Communications Inc.	21,714,000

UTILITIES —1.6%
Electric Utilities — 1.1%
1,100,000	Cinergy Corp.	41,800,000
400,000	Public Service Enterprise Group Inc.	16,012,000

		57,812,000

Gas Utilities — 0.5%
800,000	KeySpan Corp.	29,360,000

	TOTAL UTILITIES	87,172,000

	TOTAL COMMON STOCK (Cost — $3,815,015,884)	5,193,457,390

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENTS — 7.1%
$150,000,000	Goldman, Sachs & Co. dated 6/30/04, 1.500% due 7/1/04; Proceeds at maturity — $150,006,250; (Fully collateralized by U.S. Treasury Notes and Bonds, 1.125% to 6.000% due 6/30/05 to 2/15/26; Market value — $153,000,152)	150,000,000
150,000,000	Morgan Stanley dated 6/30/04, 1.500% due 7/1/04; Proceeds at maturity — $150,006,250; (Fully collateralized by various U.S. government agencies and International Bank Reconstruction & Development Notes and Bonds, 1.445% to 8.250% due 7/15/04 to 9/1/16; Market value — $154,400,875)	150,000,000
94,683,000	UBS Financial Services Inc. dated 6/30/04, 1.280% due 7/1/04; Proceeds at maturity — $94,686,367; (Fully collateralized by U.S. Treasury Bonds, 5.500% to 13.250% due 8/15/13 to 8/15/28; Market value — $96,576,984)	94,683,000
	TOTAL REPURCHASE AGREEMENTS (Cost — $394,683,000)	394,683,000
	TOTAL INVESTMENTS — 100.0% (Cost — $4,209,698,884*)	$5,588,140,390

†	Non-income producing security.
*	Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:

   ADR — American Depositary Receipt

See Notes to Financial Statements.

8        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	June 30, 2004

ASSETS:
Investments, at value (Cost — $4,209,698,884)	$5,588,140,390
Cash	365
Receivable for Fund shares sold	30,116,240
Receivable for securities sold	4,756,546
Dividends and interest receivable	4,480,436
Prepaid expenses	20,309

Total Assets	5,627,514,286

LIABILITIES:
Payable for securities purchased	4,665,510
Payable for Fund shares reacquired	3,049,375
Investment advisory fee payable	1,859,730
Distribution plan fees payable	878,223
Administration fee payable	684,056
Accrued expenses	733,595

Total Liabilities	11,870,489

Total Net Assets	$5,615,643,797

NET ASSETS:
Par value of capital shares	$396,918
Capital paid in excess of par value	4,168,852,885
Undistributed net investment income	8,999,678
Accumulated net realized gain from investment transactions and futures contracts	58,950,547
Net unrealized appreciation of investments and foreign currencies	1,378,443,769

Total Net Assets	$5,615,643,797

Shares Outstanding:
Class A	237,997,770

Class B	76,733,535

Class C	41,339,944

Class Y	40,847,069

Net Asset Value:
Class A (and redemption price)	$14.24

Class B *	$13.93

Class C *	$13.94

Class Y (and redemption price)	$14.23

Maximum Public Offering Price Per Share:
Class A (net asset value plus 5.26% of net asset value per share)	$14.99

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% contingent deferred sales charge, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

9        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Statement of Operations (unaudited)	For the Six Months Ended June 30, 2004

INVESTMENT INCOME:
Dividends	$35,923,444
Interest	2,058,387
Less: Foreign withholding tax	(209,790)

Total Investment Income	37,772,041

EXPENSES:
Distribution plan fees (Note 6)	12,198,103
Investment advisory fee (Note 2)	11,167,799
Administration fee (Note 2)	4,107,565
Transfer agency services (Note 6)	3,042,781
Custody	106,127
Shareholder communications (Note 6)	91,882
Registration fees	61,985
Audit and legal	41,601
Directors’ fees	28,287
Other	28,000

Total Expenses	30,874,130

Net Investment Income	6,897,911

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3 AND 5):
Realized Gain From:
Investment transactions	68,230,096
Futures contracts	13,629,092

Net Realized Gain	81,859,188

Change in Net Unrealized Appreciation From:
Investments	77,512,584
Foreign currencies	(1,246)

Increase in Net Unrealized Appreciation	77,511,338

Net Gain on Investments, Futures Contracts and Foreign Currencies	159,370,526

Increase in Net Assets From Operations	$166,268,437

See Notes to Financial Statements.

10        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2004 (unaudited)

and the Year Ended December 31, 2003

	2004	2003
OPERATIONS:
Net investment income	$6,897,911	$15,120,864
Net realized gain	81,859,188	77,075,649
Increase in net unrealized appreciation	77,511,338	919,007,730

Increase in Net Assets From Operations	166,268,437	1,011,204,243

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 7):
Net investment income	—	(25,412,632)

Decrease in Net Assets From Distributions to Shareholders	—	(25,412,632)

FUND SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sales of shares	570,064,971	1,176,362,357
Net asset value of shares issued for reinvestment of dividends	—	23,023,182
Cost of shares reacquired	(410,153,181)	(936,585,023)

Increase in Net Assets From Fund Share Transactions	159,911,790	262,800,516

Increase in Net Assets	326,180,227	1,248,592,127

NET ASSETS:
Beginning of period	5,289,463,570	4,040,871,443

End of period*	$5,615,643,797	$5,289,463,570

* Includes undistributed net investment income of:	$8,999,678	$2,101,767

See Notes to Financial Statements.

11        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

The Smith Barney Appreciation Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; ( f ) interest income, adjusted for amortization of premium or accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (j) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.	Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser of the Fund. The Fund pays SBFM an investment advisory fee calculated at the annual rate of 0.55% on the Fund’s average daily net assets up to $250 million; 0.513% on the next $250 million; 0.476% on the next $500 million; 0.439% on the next $1 billion; 0.402% on the next $1 billion; and 0.365% on the Fund’s average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

SBFM also serves as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% on the Fund’s average daily net assets up to $250 million; 0.187% on the next $250 million; 0.174% on the next $500 million; 0.161% on the next $1 billion; 0.148% on the next $1 billion and 0.135% on the the Fund’s average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

12        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended June 30, 2004, the Fund paid transfer agent fees of $2,439,238 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On February 2, 2004, initial sales charges on Class L shares were eliminated. On April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2004, CGM and its affiliates received sales charges of approximately $5,166,000 and $236,000 on sales of the Fund’s Class A and C shares, respectively. In addition, for the six months ended June 30, 2004, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$29,000	$908,000	$46,000

For the six months ended June 30, 2004, CGM and its affiliates received brokerage commissions of $119,657.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3.	Investments

During the six months ended June 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$855,514,460

Sales	698,356,189

At June 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,405,097,790
Gross unrealized depreciation	(26,656,284)

Net unrealized appreciation	$1,378,441,506

13        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4.	Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

5.	Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund’s basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At June 30, 2004, the Fund did not have any open futures contracts.

6.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each class, respectively. The Fund also pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended June 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$4,104,923	$5,320,332	$2,772,848

For the six months ended June 30, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$1,709,092	$938,630	$394,877	$182

For the six months ended June 30, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$46,039	$34,335	$11,417	$91

14        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

7.	Distributions Paid to Shareholders by Class

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Net Investment Income
Class A	—	$19,269,683
Class Y	—	6,142,949

Total	—	$25,412,632

8.	Capital Shares

At June 30, 2004, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights except that each class bears expenses specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Class A
Shares sold	19,710,583	$277,439,372	35,326,517	$433,034,096
Shares issued on reinvestment	—	—	1,384,598	18,071,724
Shares reacquired	(14,464,229)	(203,153,021)	(26,353,600)	(317,863,939)

Net Increase	5,246,354	$74,286,351	10,357,515	$133,241,881

Class B
Shares sold	6,284,172	$86,550,199	18,265,663	$216,093,603
Shares reacquired	(8,925,823)	(122,858,513)	(18,386,441)	(217,188,666)

Net Decrease	(2,641,651)	$(36,308,314)	(120,778)	$(1,095,063)

Class C†
Shares sold	5,442,730	$75,005,757	15,867,917	$189,244,812
Shares reacquired	(3,263,081)	(44,899,559)	(5,716,208)	(66,867,882)

Net Increase	2,179,649	$30,106,198	10,151,709	$122,376,930

Class Y
Shares sold	9,233,483	$131,069,643	28,255,831	$326,434,172
Shares issued on reinvestment	—	—	379,634	4,951,458
Shares reacquired	(2,826,087)	(39,242,088)	(1,811,607)	(22,659,694)

Net Increase	6,407,396	$91,827,555	26,823,858	$308,725,936

Class Z‡
Shares sold	—	—	1,047,437	$11,555,674
Shares reacquired	—	—	(27,146,580)	(312,004,842)

Net Decrease	—	—	(26,099,143)	$(300,449,168)

†	On April 29, 2004, Class L shares were renamed as Class C shares.
‡	As of April 21, 2003, Class Z shares were fully exchanged into Class Y shares.

15        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

9.	Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. On August 12, 2004, CAM paid the Fund $1,221,599, its allocable share of the amount described above through a waiver of its fees.

10.	Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

16        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares	2004(1)(2)		2003(2)	2002(2)	2001(2)	2000(2)	1999(2)
Net Asset Value, Beginning of Period	$13.79		$11.13	$13.69	$14.55	$15.73	$15.31

Income (Loss) From Operations:
Net investment income	0.03		0.07	0.06	0.10	0.16	0.15
Net realized and unrealized gain (loss)	0.42		2.67	(2.39)	(0.59)	(0.04)	2.08

Total Income (Loss) From Operations	0.45		2.74	(2.33)	(0.49)	0.12	2.23

Less Distributions From:
Net investment income	—		(0.08)	(0.01)	(0.08)	(0.15)	(0.14)
Net realized gains	—		—	(0.22)	(0.29)	(1.15)	(1.67)

Total Distributions	—		(0.08)	(0.23)	(0.37)	(1.30)	(1.81)

Net Asset Value, End of Period	$14.24		$13.79	$11.13	$13.69	$14.55	$15.73

Total Return	3.26	%‡	24.70%	(17.00)%	(3.44)%	0.73%	15.08%

Net Assets, End of Period (millions)	$3,390		$3,210	$2,476	$3,140	$3,212	$3,326

Ratios to Average Net Assets:
Expenses	0.93	%†	0.96%	0.95%	0.92%	0.90%	0.92%
Net investment income	0.46	†	0.55	0.48	0.68	1.02	0.96

Portfolio Turnover Rate	14%		42%	74%	62%	61%	71%

Class B Shares	2004(1)(2)		2003(2)	2002(2)	2001(2)	2000(2)	1999(2)
Net Asset Value, Beginning of Period	$13.54		$10.95	$13.58	$14.47	$15.66	$15.26

Income (Loss) From Operations:
Net investment income (loss)	(0.03)		(0.03)	(0.05)	(0.02)	0.03	0.03
Net realized and unrealized gain (loss)	0.42		2.62	(2.36)	(0.58)	(0.04)	2.06

Total Income (Loss) From Operations	0.39		2.59	(2.41)	(0.60)	(0.01)	2.09

Less Distributions From:
Net investment income	—		—	—	—	(0.03)	(0.02)
Net realized gains	—		—	(0.22)	(0.29)	(1.15)	(1.67)

Total Distributions	—		—	(0.22)	(0.29)	(1.18)	(1.69)

Net Asset Value, End of Period	$13.93		$13.54	$10.95	$13.58	$14.47	$15.66

Total Return	2.88	%‡	23.65%	(17.70)%	(4.20)%	(0.12)%	14.19%

Net Assets, End of Period (millions)	$1,069		$1,075	$871	$1,081	$1,305	$1,755

Ratios to Average Net Assets:
Expenses	1.75	%†	1.76%	1.82%	1.76%	1.69%	1.70%
Net investment income (loss)	(0.37	)†	(0.26)	(0.38)	(0.17)	0.23	0.17

Portfolio Turnover Rate	14%		42%	74%	62%	61%	71%

(1)	For the six months ended June 30, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

17        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2004(2)(3)		2003(3)	2002(3)	2001(3)	2000(3)	1999(3)
Net Asset Value, Beginning of Period	$13.55		$10.96	$13.58	$14.47	$15.65	$15.26

Income (Loss) From Operations:
Net investment income (loss)	(0.02)		(0.03)	(0.04)	(0.02)	0.03	0.03
Net realized and unrealized gain (loss)	0.41		2.62	(2.36)	(0.58)	(0.03)	2.05

Total Income (Loss) From Operations	0.39		2.59	(2.40)	(0.60)	—	2.08

Less Distributions From:
Net investment income	—		—	(0.00)*	—	(0.03)	(0.02)
Net realized gains	—		—	(0.22)	(0.29)	(1.15)	(1.67)

Total Distributions	—		—	(0.22)	(0.29)	(1.18)	(1.69)

Net Asset Value, End of Period	$13.94		$13.55	$10.96	$13.58	$14.47	$15.65

Total Return	2.88	%‡	23.63%	(17.62)%	(4.20)%	(0.07)%	14.12%

Net Assets, End of Period (millions)	$576		$531	$318	$266	$190	$161

Ratios to Average Net Assets:
Expenses	1.72	%†	1.80%	1.75%	1.72%	1.72%	1.71%
Net investment income (loss)	(0.33	)†	(0.28)	(0.30)	(0.13)	0.20	0.18

Portfolio Turnover Rate	14%		42%	74%	62%	61%	71%

Class Y Shares	2004(2)(3)		2003(3)	2002(3)	2001(3)	2000(3)	1999(3)
Net Asset Value, Beginning of Period	$13.76		$11.15	$13.67	$14.52	$15.69	$15.28

Income (Loss) From Operations:
Net investment income	0.06		0.12	0.10	0.14	0.20	0.21
Net realized and unrealized gain (loss)	0.41		2.67	(2.39)	(0.58)	(0.02)	2.07

Total Income (Loss) From Operations	0.47		2.79	(2.29)	(0.44)	0.18	2.28

Less Distributions From:
Net investment income	—		(0.18)	(0.01)	(0.12)	(0.20)	(0.20)
Net realized gains	—		—	(0.22)	(0.29)	(1.15)	(1.67)

Total Distributions	—		(0.18)	(0.23)	(0.41)	(1.35)	(1.87)

Net Asset Value, End of Period	$14.23		$13.76	$11.15	$13.67	$14.52	$15.69

Total Return	3.42	%‡	25.11%	(16.71)%	(3.07)%	1.07%	15.40%

Net Assets, End of Period (millions)	$581		$474	$85	$87	$89	$99

Ratios to Average Net Assets:
Expenses	0.57	%†	0.59%	0.59%	0.58%	0.58%	0.57%
Net investment income	0.82	†	0.96	0.85	1.02	1.34	1.30

Portfolio Turnover Rate	14%		42%	74%	62%	61%	71%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	For the six months ended June 30, 2004 (unaudited).
(3)	Per share amounts have been calculated using the monthly average shares method.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

18        Smith Barney Appreciation Fund Inc.      |      2004 Semi-Annual Report

SMITH BARNEY

APPRECIATION FUND INC.

DIRECTORS

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA

Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Joseph J. McCann*

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

James M. Giallanza**

Chief Financial Officer

and Treasurer

Harry D. Cohen

Vice President and

Investment Officer

Scott K. Glasser

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money

Laundering Compliance Officer
and Chief Compliance Officer***

OFFICERS (continued)

Kaprel Ozsolak

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

*	Mr. McCann became Director Emeritus on June 30, 2004.
**	As of August 5, 2004.
***	Chief Compliance Officer as of July 14, 2004.

Smith Barney Appreciation Fund Inc.

Beginning August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010 and (2) on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Appreciation Fund Inc., but it also may be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY APPRECIATION FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0404 8/04	04-7028

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Appreciation Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Appreciation Fund Inc.

Date:	September 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Appreciation Fund Inc.

Date:	September 9, 2004

By:	/s/ Andrew B. Shoup
Andrew B. Shoup
Chief Administrative Officer of
Smith Barney Appreciation Fund Inc.

Date:	September 9, 2004